Ex 10.1

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (“Amendment”) is dated effective as of October ____, 2012 by and among HARTMAN BENT TREE GREEN, LLC, a Texas limited liability company (“Hartman Bent Tree”), HARTMAN RICHARDSON HEIGHTS PROPERTIES, LLC, a Texas limited liability company (“Richardson”), HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation (“XX”), and HARTMAN COOPER STREET PLAZA, LLC, a Texas limited liability company (“Cooper” and, collectively with Hartman Bent Tree, Richardson and XX, the “Borrower”); and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, the “Bank”).

RECITALS

A.

Bank previously made a revolving loan (the “Loan”) in the principal sum of the lesser of the Borrowing Limit and $30,000,000 evidenced, governed and secured by, inter alia, that certain Loan Agreement made and entered into as of May 10, 2012 by Bank, Richardson, XX and Cooper (the “Loan Agreement”).

B.

Borrower has requested that Bank (i) increase the amount of the Borrowing Base from $14,000,000 to $20,000,000; (ii) add Hartman Bent Tree as a “Borrower” under the Loan, the Loan Agreement and the other Loan Documents; (iii) add the Bent Tree Property to the Borrowing Base Properties; and (iv) permit proceeds of the Loan to be used for the Alamo Construction Project (as defined below).  Bank is willing to so modify the Loan Documents, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
Recitals and Definitions

Section 1.01.  Recitals.  The foregoing recitals are hereby incorporated into and made a part of this Amendment for all purposes.

Section 1.02.  Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement.  Definitions contained in the Loan Agreement, as amended hereby, and in the other Loan Documents which identify agreements, instruments or documents shall be deemed to include all amendments and supplements to such agreements, instruments and documents and, without any obligation on the part of Bank to enter into any future amendments, modifications or supplements, all future amendments, modifications, and supplements thereto entered into from time to time.

ARTICLE II
Amendments

Section 2.01.  Amendments to Loan Agreement.

LOAN MODIFICATION AGREEMENT – PAGE 1

1253887-v6

2477-0194

(a)

Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in their appropriate alphabetical order:

“ʻAffidavit of Commencement’ means the affidavit in form and substance as set forth on Exhibit A attached to the October 2012 Loan Modification Agreement.”

“ʻAffidavit of Completion’ means the affidavit in form and substance as set forth on Exhibit B attached to the October 2012 Loan Modification Agreement.”

“ʻAlamo Construction Project’ means the construction of the Alamo Improvements in accordance with the Alamo Lease, the Approved Budget, the Plans, the Construction Schedule and all Legal Requirements.”

“ʻAlamo Construction Reserve’ means a portion of the Loan in the Alamo Construction Reserve Amount, which amount will be used exclusively for expenditures in connection with the Alamo Construction Project.”

“ʻAlamo Construction Reserve Amount’ means $2,000,000.”

“ʻAlamo Improvements’ means any and all improvements constructed pursuant to the Alamo Lease and the Plans.”

“ʻAlamo Lease’ means that certain lease agreement among Iced Tea with Lemon, LLC dba Alamo Draft House Cinema and Richardson, a copy of which is attached to the October 2012 Loan Modification Agreement as Exhibit C.”

“ʻApproved Budget’ means a budget and cost itemization prepared by Borrower, and approved in writing by Bank, specifying the cost by item of all labor, materials, and services necessary for the completion of the Alamo Construction Project.  A copy of the Approved Budget is attached to the October 2012 Loan Modification Agreement as Exhibit D.”

“ʻArchitect’ means Borrower’s architect (and/or engineer) licensed in the State of Texas, acceptable to Bank, and named in Exhibit E attached to the October 2012 Loan Modification Agreement.”

“ʻArchitectural Contract’ means a written agreement between Borrower and Architect for architectural services pertaining to construction of the Alamo Improvements, as applicable.”

“ʻBent Tree Deed of Trust’ means that certain Deed of Trust, Security Agreement, Financing Statement and Absolute Assignment of Rents dated effective as of October ____, 2012 covering the Bent Tree Property to secure payment and performance of the Indebtedness and Obligation, as such may be amended from time to time.”

“ʻBent Tree Land’ means the Land as defined in the Bent Tree Deed of Trust.”

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“ʻBent Tree Property’ means the Mortgaged Property as defined in the Bent Tree Deed of Trust.”

“ʻBorrower’s Deposit’ means such cash sums as Bank may reasonably deem necessary in accordance with Section 2.14 hereof.”

“ʻCommencement Date’ means the date of the commencement of the Alamo Construction Project.”

“ʻCompletion’ means the full and complete performance of all work and services (including all punch list items) under the Alamo Construction Project, including obtaining a certificate of occupancy, occupancy by the tenant under the Alamo Lease and, to the extent required under the Alamo Lease, the tenant paying full rent thereunder.”

“ʻCompletion Date’ means July 15, 2013.”

“ʻConsent to Demolition Agreement’ means that certain letter agreement entered into by Borrower and Bank dated September 21, 2012 relating to the demolition and debris removal by Richardson of Building 14 of the Richardson Heights Shopping Center as attached to the October 2012 Loan Modification Agreement as Exhibit F.”

“ʻConstruction Contract’ means each agreement made or entered into by Borrower related in any way to the Alamo Construction Project.”

“ʻConstruction Schedule’ means the schedule for the Alamo Construction Project attached to the October 2012 Loan Modification Agreement as Exhibit G.”

“ʻContractor’ means each Person with whom Borrower makes or enters into a Construction Contract.”

“ʻExtended Maturity Date’ has the meaning set forth in Section 2.14(n) of this Agreement.”

“ʻExtension Option’ has the meaning set forth in Section 2.14(n) of this Agreement.”

“ʻHartman Bent Tree’ means Hartman Bent Tree Green, LLC, a Texas limited liability company.”

“ʻInitial Maturity Date’ means May 9, 2015.”

“ʻOctober 2012 Loan Modification Agreement’ means that certain Loan Modification Agreement dated effective as of October [____], 2012 by and among Hartman Bent Tree, Richardson, XX, Cooper, and Bank.”

“ʻPlans’ means the final working drawings and specifications for the construction of the Alamo Improvements (including soil reports and engineering calculations) prepared by the Architect or another Person and as modified or

LOAN MODIFICATION AGREEMENT – PAGE 3

supplemented from time to time and approved by Bank, Borrower, the tenant of the Alamo Lease, and, to the extent necessary, by each Governmental Authority.”

(b)

Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety:

“ʻBorrowing Base’ means the amount most recently determined and designated by the Bank as the Borrowing Base in accordance with Section 2.13 hereof, as such Borrowing Base is reduced or increased in accordance with Section 2.13 hereof.  The Borrowing Base under Section 2.13 is, subject to the completion by Borrower satisfactory to Bank of all of the conditions precedent under the October 2012 Loan Modification Agreement, deemed to be, as of the date of the October 2012 Loan Modification Agreement, $18,000,000 plus the Alamo Construction Reserve Amount, provided, however, if Richardson shall sell the McDonald’s Pad Site, the Borrowing Base shall be automatically reduced to $17,500,000 plus the Alamo Construction Reserve Amount.”

“ʻBorrowing Base Properties’ means the real property and improvements identified on Exhibit H to the October 2012 Loan Modification Agreement provided such real property and improvements are secured by a first and prior deed of trust liens encumbering such real property and improvements satisfactory to Bank.”

“ʻBorrowing Limit’ means the lesser of (a) the Borrowing Base and (ii) sixty five percent (65.0%) of the appraised value of the Mortgaged Property.”

 “ʻDeed of Trust’ means one or more Deeds of Trust, Security Agreement, Financing Statement and Absolute Assignment of Rents covering the Property to secure payment and performance of the Indebtedness and Obligation, as such may be amended from time to time, including without limitation the Bent Tree Deed of Trust.”

“ʻLand’ means the parcels of real property described in Exhibit I attached to the October 2012 Loan Modification Agreement.”

“ʻMaturity Date’ means the Initial Maturity Date, provided, if Borrower timely satisfies the conditions to extend the Initial Maturity Date pursuant to Section 2.15 of this Agreement, then the Maturity Date shall be extended to the Extended Maturity Date.”

(c)

The following Section 2.14 of the Loan Agreement is hereby added to read as follows:

“2.14

Alamo Construction Project.  Pursuant to the terms of the Alamo Lease, Borrower has commenced the Alamo Construction Project.  Bank consented to the demolition portion thereof pursuant to the terms of the Consent to Demolition Agreement.  A copy of the Approved Budget is attached hereto as Exhibit D; and a copy of the Construction Schedule is attached hereto as Exhibit G.  Borrower desires to use proceeds of the Loan for the Alamo Construction Project and, in connection therewith, agrees to the following:

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(a)

Conditions Precedent.  As conditions precedent to any Advance in connection with the Alamo Construction Project, in addition to all other requirements herein, Borrower shall have satisfied the following requirements unless otherwise waived by Bank:

(i)

There shall exist no Default or Event of Default;

(ii)

The representations and warranties made in this Agreement shall be true and correct on and as of the date of such Advance, and the request for such Advance shall constitute a representation and warranty by Borrower that such representations and warranties are true and correct at such time;

(iii)

Such Advance shall come exclusively from the Alamo Construction Reserve in an amount not to exceed the Alamo Construction Reserve Amount; all prior Advances under the Alamo Construction Reserve shall have been used exclusively in connection with the Alamo Construction Project; at the time of any such Advance, an amount sufficient to fund the requested Advance shall be available in the Alamo Construction Reserve; and no other Loan funds shall be used in connection with the Alamo Construction Project;

(iv)

The Bank shall have received and approved the Plans, each Construction Contract, each Contractor and any applicable bonding and insurance requirements;

(v)

Until such time as Borrower shall provide to Bank a certificate of occupancy and Bank has determined that Completion of the Alamo Construction Project has occurred, Borrower shall maintain insurance in connection with the Alamo Construction Project as required by Exhibit J as attached to the October 2012 Loan Modification Agreement;

(vi)

Upon the request of Bank, a down date endorsement to the Title Policy (or if an endorsement is not available, a letter from the Title Company) showing “nothing further” of record affecting the property subject to the Alamo Construction Project shall be obtained;

(vii)

The Bank shall be satisfied that the Alamo Construction Project is being performed in a timely and workmanlike manner in accordance with the Plans, the Approved Budget, the Construction Schedule, the Alamo Lease, and all Legal Requirements;

(viii)

The Alamo Improvements shall not have been materially damaged by fire or other casualty; and

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(ix)

Bank shall have received such other documents, instruments, certificates and information as Bank and its counsel may reasonably require.

Each Advance hereunder shall be deemed to be a representation and warranty by the Borrower to Bank that the conditions specified in this Section 2.14(a) have been satisfied on and as of the date of the applicable Advance or withdrawal.

(b)

Construction Contracts; Subordination.  Borrower shall not become party to any Construction Contract in excess of $10,000, except upon such terms and with such parties as shall be approved in writing by Bank.  No approval by Bank of any Construction Contract shall make Bank responsible for the adequacy, form or content of any Construction Contract.  Borrower authorizes Bank, at its option, to contact each Contractor and/or subcontractor or supplier employed to provide material or labor for the construction of the Alamo Improvements.  Upon the request of Bank, Borrower shall cause to be executed such subordination agreements with respect to the Construction Contracts as Bank may reasonably require.

(c)

Construction of the Alamo Improvements.  Borrower shall cause construction of the Alamo Improvements to be performed with diligence and continuity in a good and workmanlike manner and in accordance with sound building and engineering practices, all applicable Legal Requirements, the Plans, the Approved Budget, the Construction Schedule, and the requirements of the Alamo Lease.  Borrower shall not permit cessation of work on the Alamo Improvements for a period in excess of thirty (30) days, except cessation for not more than sixty (60) days in the aggregate caused by acts of God or other causes not within the control of Borrower, without the prior written consent of Bank and shall cause Completion of the Alamo Improvements on or before the Completion Date, free and clear of all Liens or other claims for material supplied and for labor or services performed in connection with construction of the Alamo Improvements, except for Liens in favor of Bank and Permitted Encumbrances.

(d)

Storage of Materials.  Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Alamo Improvements, but not affixed to or incorporated into the Alamo Improvements, to be stored on the site of the Alamo Construction Project or at such other location as may be approved by Bank in writing, with adequate safeguards, as required by Bank.

(e)

Inspection of the Property.  Borrower shall, at the expense of Borrower, permit the Bank and its designees to enter upon the Alamo Construction Project property, and any location where materials intended to be utilized in the Alamo Construction Project are stored, for the purpose of inspecting the Alamo Construction Project and such materials at all reasonable times.

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(f)

Surveys.  Upon substantial Completion, Borrower shall deliver to Bank an “as-built” Survey which shall be in form and substance satisfactory to the Bank.

(g)

Monthly Reporting.  Borrower shall furnish to Bank, in form and substance satisfactory to Bank, on or before the 5th day of each month until Completion,

(i)

a list of contractors and subcontractors involved in the construction of the Alamo Improvements;

(ii)

a reconciliation of the Approved Budget; and

(iii)

a written report briefly describing the status of the construction, including the timing of construction in relation to the Construction Schedule.

(h)

Licenses and Permits.  Upon the request of Lender, Borrower shall provide to Bank copies of the permits and licenses associated with the Alamo Construction Project.

(i)

Borrower’s Deposit.  If from time to time Bank reasonably determines that the portion of the Loan allocable to the construction of the Alamo Improvements will not be sufficient for payment in full of costs of labor, materials and services required for the construction of the Alamo Improvements, other costs and expenses required to be paid in connection with any Legal Requirements, and the requirements of the Alamo Lease, then Borrower shall, on request of Bank, make a Borrower’s Deposit with Bank in the amount of the shortfall as estimated by Bank.  Bank may advance all or a portion of Borrower’s Deposit prior to any portion of the Loan proceeds in connection with the Alamo Construction Project.

(j)

Direct Disbursement and Application by Bank.  After an Event of Default has occurred, Bank shall have the Right, but not the obligation, to disburse and apply directly the proceeds of the Loan to the satisfaction of any of Borrower’s obligations hereunder.  Borrower hereby assigns and pledges the proceeds of the Loan and Borrower’s Deposit and grants therein a security interest to Bank for such purposes.  Bank may advance and incur such expenses as Bank reasonably deems necessary to preserve Bank’s first priority lien therein, and such expenses shall be secured by the Loan Documents and payable to Bank upon demand.

(k)

Affidavits of Commencement and Completion.  Borrower shall, within ten (10) days after the Commencement Date, but not before construction of the Alamo Improvements has actually begun, file or cause to be filed in the appropriate records of the county in which the property subject to the Alamo Construction Project is situated, an Affidavit of Commencement, duly executed by Borrower and Contractor.  Within ten (10) days after construction of the Alamo Improvements has

LOAN MODIFICATION AGREEMENT – PAGE 7

been completed, Borrower shall file or cause to be filed in the appropriate records of the county in which the property subject to the Alamo Construction Project is situated an Affidavit of Completion, duly executed by Borrower.

(l)

Assignment of Construction Contracts and Architectural Contracts.  As additional security for the payment and performance of the Indebtedness and the Obligations, Borrower hereby transfers and assigns to Bank all of Borrower’s Right, title and interest, in, to and under (but not any of its obligations under) each Construction Contract and each Architectural Contract, and hereby further represents and warrants to and covenants and agrees with Bank as follows:

(i)

The copy of each Construction Contract and each Architectural Contract it will furnish to Bank is a true and complete copy thereof, including all amendments thereto, if any, and that Borrower’s interest therein is not subject to any claim, setoff or encumbrance;

(ii)

Neither this assignment nor any action by Bank shall constitute an assumption by Bank of any obligations under any Construction Contract or any Architectural Contract, and Borrower shall continue to perform and to be liable for all obligations of Borrower under each Construction Contract and each Architectural Contract.  Borrower agrees to indemnify and hold Bank harmless from and against any loss, cost, liability or expense (including, but not limited to, reasonable attorneys’ fees) resulting from any failure of Borrower to so perform;

(iii)

Bank shall have the Right at any time (but shall have no obligation) to take in its name or in the name of or on behalf of Borrower such action as Bank may at any time determine to be necessary or advisable to cure any default under any Construction Contract or any Architectural Contract or to protect the Rights of Borrower or Bank thereunder.  Bank shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold Bank harmless from and against any loss, claim, liability, cost and expense (including, but not limited to, reasonable attorneys’ fees) incurred as a result of or in connection with any such action;

(iv)

Borrower hereby irrevocably constitutes and appoints Bank as Borrower’s attorney-in-fact, in Borrower’s or Bank’s name, to enforce all Rights of Borrower under each Construction Contract and each Architectural Contract;

(v)

Prior to the occurrence of an Event of Default, Borrower shall have the Right to exercise its Rights as owner under each Construction Contract and each Architectural Contract, provided that Borrower shall not cancel or amend any

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Construction Contract or any Architectural Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Bank;

(vi)

Upon the request of Bank, Borrower shall furnish such assignments in connection with each Construction Contract and Architectural Contract as Bank shall reasonably require; and

(vii)

This assignment shall inure to the benefit of Bank and its successors and assigns.

(m)

Assignment of Plans.  As additional security for the payment and performance of the Indebtedness and the Obligations, Borrower hereby transfers and assigns to Bank all of Borrower’s Right, title and interest in and to the Plans and hereby represents and warrants and covenants and agrees with Bank as follows:

(i)

Each schedule of the Plans delivered or to be delivered to Bank is and shall be a complete and accurate description of the Plans;

(ii)

The Plans are and shall be complete and adequate for the construction of the Alamo Improvements and there have been no modifications thereof except as described in a schedule attached to the Plans; the Plans shall not be amended without the prior written consent of Bank;

(iii)

Bank may use the Plans for any purpose relating to the Alamo Improvements, including but not limited to inspections of construction and the completion of the Alamo Improvements;

(iv)

Bank’s acceptance of this assignment shall not constitute approval of the Plans by Bank; Bank has no liability or obligation to Borrower or any other party in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Alamo Improvements contemplated by the Plans; Bank has no duty to inspect the Alamo Improvements, and if Bank should inspect the Alamo Improvements, Bank shall have no liability or obligation to Borrower or any other party arising out of such inspection; no such inspection nor any failure by Bank to make objections after any such inspection shall constitute a representation by Bank that the Alamo Improvements are in accordance with the Plans or any other requirement or constitute a waiver of Bank’s Right thereafter to insist that the Alamo Improvements be constructed in accordance with the Plans or any other requirement; and

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(v)

This assignment shall inure to the benefit of Bank and its successors and assigns.

(n)

Alamo Construction Project Events of Default.  In addition to the Events of Default listed in Article Six and in the other Loan Documents, the occurrence of any one or more of the following shall constitute an Event of Default:

(i)

A determination by Bank of any failure of the construction of any part of the Alamo Improvements, or of any of the materials or fixtures supplied for incorporation into the construction of the Alamo Improvements, to comply with the Plans, any Legal Requirement, or the Alamo Lease in any material respect.

(ii)

The failure to achieve Completion in accordance with the Construction Schedule and on or before the Completion Date.

(iii)

The actual costs for the Alamo Construction Project evidenced by the Plans exceed the sum of (a) the cost of the Project set forth in the Approved Budget, plus (b) the Borrower’s Deposit.

(iv)

A default arises under the Alamo Lease and such default continues after any applicable grace period specified therein or the Alamo Lease is terminated or otherwise is no longer in full force and effect.

(o)

Alamo Lease.  Borrower will cause Richardson to perform and observe all of its agreements and covenants under and pursuant to the Alamo Lease and the Alamo Lease shall not be modified, amended, terminated or canceled without the prior written consent of Bank.

(p)

No Liability of Bank Regarding the Alamo Construction Project.  Bank shall have no liability, obligation or responsibility with respect to the construction or completion of the Alamo Improvements or the Alamo Construction Project.  Bank shall not be liable for the performance or default of Borrower, any Architect, any Contractor or any other party, or for any failure to construct, complete, protect or insure the Alamo Improvements, or for the payment of costs of labor, materials or services supplied for the construction or completion of the Alamo Improvements, or for the performance of any obligation of Borrower or any other Obligated Party.  Nothing herein or in any other Loan Document, nor any other action taken by Bank, including, without limitation, any Advance made by Bank or acceptance of any document or instrument by Bank, shall be construed as a representation or warranty, express or implied, to any party by Bank.  Further, Bank shall not have, and has not assumed, and by its execution and delivery of this Agreement hereby expressly disclaims, any liability or responsibility for the payment or performance of any indebtedness or obligations of Borrower, and no term or condition hereof, or of any of the Loan

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Documents, shall be construed otherwise.  Bank has no liability or obligation in connection with the Alamo Improvements, the Alamo Construction Project and Loan Documents except to disburse Loan proceeds as herein agreed.

Section 2.02.  Amendment to Environmental Indemnity Agreement.  Recital A to that certain Environmental Indemnity Agreement dated effective as of May 10, 2012 executed by Borrower and Bank is hereby amended and restated to read in its entirety as follows:

“A.

Lender made a (‘Loan’) to Indemnitor under and pursuant to the terms and provisions of that certain Loan Agreement between Lender and Borrower dated effective as of May 10, 2012 (as amended from time to time, the ‘Loan Agreement’) and evidenced by that certain Promissory Note (as amended from time to time, the ‘Note’) executed by Indemnitor and payable to the order of Lender in the original principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), secured by, among other things, one or more Deeds of Trust, Security Agreement, Financing Statement and Absolute Assignment of Rents (collectively, the ‘Deed of Trust’) which Indemnitor (or one of them) has executed and delivered or from time to time executes and delivers to John Hudgins, as Trustee (‘Trustee’), for the benefit of Lender, covering certain real property (‘Land’) described in Exhibit I attached to the October 2012 Loan Modification Agreement (as defined in the Loan Agreement), together with the Improvements located thereon and certain Personalty described in the Deed of Trust (the Land, together with said Improvements, Personalty and other property described in the Deed of Trust being referred to herein as the ‘Mortgaged Property’) (the Note, the Deed of Trust, the Loan Agreement, this Agreement and all other documents or instruments evidencing, securing or pertaining to the Loan, as may be amended from time to time, shall be collectively referred to as the ‘Loan Documents’); and”

ARTICLE III

Conditions

Section 3.01.  Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, in form and substance satisfactory to Bank, unless specifically waived in writing by Bank:

(a)

Bank shall have received this Amendment originally executed and delivered by Borrower;

(b)

Bank shall have received an Amended and Restated Note originally executed and delivered by Borrower;

(c)

Bank shall have received the Bent Tree Deed of Trust executed by Borrower;

(d)

Bank shall have received an Assignment of Rents executed by Borrower;

(e)

Bank shall have received an attorney invoice and representation letter executed by Borrower;

(f)

Bank shall have received an authority certificate executed by an officer of Borrower;

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(g)

Bank shall have received each of the following with respect to the property described in the Bent Tree Deed of Trust referenced in provision (c) above:

(i)

copy of the existing owner’s policy;

(ii)

mortgagee title policy for the Bent Tree Property from a title company satisfactory to Bank;

(iii)

tax certificate;

(iv)

survey;

(v)

evidence of property and liability insurance;

(vi)

flood certificate;

(vii)

Phase I environmental report;

(viii)

property condition report;

(ix)

certificate of occupancy;

(x)

rent roll;

(xi)

copies of lease agreements;

(xii)

tenant estoppels executed by the tenants;

(xiii)

subordination, non-disturbance and attornment agreements executed by the tenants; and

(xiv)

an appraisal of the Bent Tree Property indicating an appraised value satisfactory to Bank in all respects;

(h)

Bank shall have received a copy of the Plans, the Approved Budget, the Construction Schedule, each Contractor’s Agreement, and the Architect’s agreement;

(i)

Bank shall have received from Borrower such UCC lien searches as Bank may require;

(j)

The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and in each other Loan Document, as amended of even date herewith, shall be true and correct as of the date hereof, as if made on the date hereof;

(k)

No Default or Event of Default shall have occurred and be continuing;

(l)

All corporate and limited partnership proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank;

(m)

Bank shall have received from Borrower a renewal fee in the amount of $60,000;

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(n)

Bank shall have received from Borrower payment of all expenses incurred by Bank to date, including attorneys’ fees and costs; and

(o)

Bank shall have received such other documents, instruments or certificates as Bank and its counsel may reasonably require, including such documents as Bank in its sole discretion deems necessary or appropriate to effectuate the terms and conditions of this Amendment and the Loan Documents.

ARTICLE IV
Ratifications, Representations and Warranties

Section 4.01.  Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Loan Agreement, as amended, and the other Loan Documents, as amended, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.02.  Representations and Warranties.  Borrower hereby represents and warrants to Bank as follows:

(a)

the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and do not and will not conflict with or violate any provision of any applicable law, the organizational documents of, or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrower, or the Collateral; and no consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

(b)

the representations and warranties contained in the Loan Agreement, as amended, and in each of the other Loan Documents, as amended, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c)

Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended, and in each of the other Loan Documents, as amended;

(d)

Borrower acknowledges and agrees that Bank is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended, and in each of the other Loan Documents, as amended;

Section 4.03.  Modification.  Borrower acknowledges and agrees that (a) this Amendment shall not constitute a novation or otherwise extinguish the Indebtedness and Obligations evidenced by the Loan Agreement, as amended, or the other Loan Documents, as amended; (b) the Indebtedness shall be paid in accordance with the terms and conditions of the Loan Agreement, as amended, and the other Loan Documents, as amended; (c) the current unpaid principal balance of the Note is $[_____________]; and (d) Borrower has no right of offset, defense, or counterclaim to the payment and performance of the Indebtedness and Obligations under the Loan Agreement, as amended, or any other Loan Document, as

LOAN MODIFICATION AGREEMENT – PAGE 13

amended.  Borrower hereby acknowledges, ratifies, reaffirms, grants, and re-grants to Bank a first priority, perfected lien and security interest in the Collateral to secure the payment and performance of the Indebtedness and Obligations, which security interest is and shall remain in full force and effect and binding on Borrower, and Borrower acknowledges and agrees that the liens and security interests of each Deed of Trust are valid and subsisting liens and security interests and are superior to all other liens and security interests.  Nothing herein contained shall affect or impair the validity or priority of the liens and security interests under each Deed of Trust and the other Loan Documents.  Except as otherwise specifically set forth herein, Bank has made no commitment, either express or implied, to extend the Maturity Date, or to provide Borrower with any financing, beyond the Maturity Date, it being expressly acknowledged and agreed to by Borrower that the Indebtedness shall be due and payable in full on the Maturity Date.

Section 4.04.  Joinder of Hartman Bent Tree.  Hartman Bent Tree hereby makes each representation and warranty set forth in Article Three of the Loan Agreement to the same extent as each other Borrower, and hereby agrees, as of the date first above written, (a) to be bound as a Borrower by all of the terms and provisions of the Loan Agreement and the other Loan Documents to the same extent of each of the other Borrowers and (b) to comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth in the Loan Agreement and the other Loan Documents.  Hartman Bent Tree further agrees, as of the date first above written that each reference in the Loan Agreement to a “Borrower” shall also mean and be a reference to Hartman Bent Tree.

ARTICLE V
Miscellaneous

Section 5.01.  Survival of Representations and Warranties.  All representations and warranties made in this Amendment, the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

Section 5.02.  Reference to Loan Agreement and the Other Loan Documents.  Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement and the other Loan Documents, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement or any other Loan Document shall mean a reference to the Loan Agreement and the other Loan Documents as amended hereby or of even date herewith, and as may be further amended from time to time.

Section 5.03.  Expenses of Bank.  As provided in the Loan Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Bank’s legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document.

Section 5.04.  RELEASE.  BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO PAY AND PERFORM THE INDEBTEDNESS AND

LOAN MODIFICATION AGREEMENT – PAGE 14

OBLIGATIONS UNDER THE LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE BANK.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, ATTORNEYS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT, AS AMENDED, OR OTHER LOAN DOCUMENTS, AS AMENDED, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.  WITHOUT LIMITING ANY PROVISION OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE RELEASED CLAIMS INCLUDE ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE CONTRIBUTORY OR ORDINARY NEGLIGENCE OF THE RELEASED PARTIES (OR ANY ONE OF THEM).

Section 5.05.  Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable in such jurisdiction.

Section 5.06.  APPLICABLE LAW.  THIS AMENDMENT AND, EXCEPT AS OTHERWISE SET FORTH THEREIN, THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 5.07.  Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Bank, the Borrower, and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section 5.08.  Counterparts; Facsimiles.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or portable document format (pdf) shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Amendment.

Section 5.09.  Further Assurances.  Borrower shall execute and deliver, or cause to be executed and delivered, to the Bank such documents and agreements, and shall take or cause to be taken such actions as the Bank may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents.

LOAN MODIFICATION AGREEMENT – PAGE 15

Section 5.10.  Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.11.  ENTIRE AGREEMENT.  THIS AMENDMENT, THE LOAN AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED, REPRESENT THE ENTIRE AGREEMENT AMONG THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 5.12.  Amendment as a Loan Document.  This Amendment constitutes a Loan Document and any failure of the Borrower to comply with the terms and conditions of this Amendment shall result in an Event of Default under the Loan Agreement.

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LOAN MODIFICATION AGREEMENT – PAGE 16

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

BANK:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Elizabeth W. Falco, SVP Corporate Banking

BORROWER:

HARTMAN RICHARDSON HEIGHTS PROPERTIES, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.,

a Maryland corporation

By:

Allen R. Hartman, President

HARTMAN COOPER STREET PLAZA, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

HARTMAN BENT TREE GREEN, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

LOAN MODIFICATION AGREEMENT – SIGNATURE PAGE

EXHIBIT A

AFFIDAVIT OF COMMENCEMENT

BEFORE ME, the undersigned authority, on this day personally appeared ______, the ______ of ______, a ______ (“Owner”) and ______, the ______ of ______ (“Contractor”), known to me to be the persons (collectively, “Affiants”) whose names are subscribed below, and who, being by me first duly sworn, did each on his or her oath state as follows:

A.

Owner.

The name and address of Owner is:

B.

Contractor.

The name and address of Contractor is:

C.

Original Contractors.  The name and address of each original contractor (other than Contractor) with Owner, presently known, after diligent inquiry, to the Affiants, Owner or Contractor, that is furnishing, or will furnish, labor, service, or materials (including specifically fabricated materials), for the construction of the Improvements, and the nature of such labor, service or materials (including specifically fabricated materials), have been provided to Owner and Texas Capital Bank, National Association.

D.

Property.  Owner is the owner of the real property (the “Land”) situated in ______ County, Texas, more particularly described as follows:

See Exhibit A attached hereto and incorporated herein by reference for all purposes.

E.

Commencement Date.  Work, as contemplated by Texas Property Code §53.124(c)(4), on the Alamo Improvements actually commenced on ______, 20__.

F.

Improvements.  The improvements (“Improvements”), which are being, or will be, constructed on the Land are generally described as follows:

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

G.

Affidavit.  This Affidavit of Commencement has been jointly made by Owner and Contractor by and through an authorized representative of each, the same being the Affiants, and may be recorded by any person with the County Clerk of the county in which the Land is located, whereupon it shall be deemed to have been jointly filed by Owner and Contractor.

[Signature Page Follows]

LOAN MODIFICATION AGREEMENT – EXHIBIT A

DATED this ______ day of ______, 20__.

AFFIANTS:

Print Name:

who is an authorized representative of Owner

Print Name:

who is an authorized representative of Contractor

(OWNER)

SUBSCRIBED AND SWORN BEFORE ME, on this the ___ day of ______, 20__.

Notary Public, State of Texas

(CONTRACTOR)

SUBSCRIBED AND SWORN BEFORE ME, on this the ___ day of ______, 20__.

Notary Public, State of Texas

LOAN MODIFICATION AGREEMENT – EXHIBIT A

EXHIBIT B

AFFIDAVIT OF COMPLETION

BEFORE ME, the undersigned authority, on this day personally appeared ______ (“Affiant”), the ______ of ______, a ______ (“Owner”), known to me to be the person whose name is subscribed below, and who, being by me first duly sworn, did on his oath state as follows:

A.

Owner.  The name and address of Owner is:

B.

Contractor.  The name and address of the original contractor (“Contractor”) is:

C.

Improvements.  Certain improvements (“Improvements”) were furnished under an original contract (“Contract”) between Owner and Contractor, which Improvements are generally described as follows:

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

D.

Real Property.  Owner is the owner of the real property (“Real Property”) situated in [______] County, Texas, on which the Improvements were constructed and are located, which Real Property is more particularly described as follows:

See Exhibit A attached hereto and incorporated herein by reference for all purposes.

E.

Completion.  The Improvements under the Contract between Owner and Contractor have been completed within the meaning of Texas Property Code §53.106, and the date of such completion was ______, 20__ (“Date of Completion”).

F.

Affiant.  The Affiant is an authorized representative of Owner and has been duly authorized to execute this Affidavit of Completion and cause it to be recorded with the County Clerk of the county in which the Real Property is situated.

NOTICE:  A CLAIMANT MAY NOT HAVE A LIEN ON RETAINED FUNDS UNLESS THE CLAIMANT FILES THE AFFIDAVIT CLAIMING A LIEN NOT LATER THAN THE 30TH DAY AFTER THE DATE OF COMPLETION.

[Signature Page Follows]

LOAN MODIFICATION AGREEMENT – EXHIBIT B

DATED this ___ day of ______, 20__.

AFFIANT:

Print Name:

who is an authorized representative of Owner

SUBSCRIBED AND SWORN BEFORE ME, on this the ____ day of ______, 20__.

Notary Public, State of Texas

LOAN MODIFICATION AGREEMENT – EXHIBIT B

EXHIBIT C

ALAMO LEASE

[see attached]

LOAN MODIFICATION AGREEMENT – EXHIBIT C

EXHIBIT D

APPROVED BUDGET

[see attached]

LOAN MODIFICATION AGREEMENT – EXHIBIT D

EXHIBIT E

MISCELLANEOUS INFORMATION

The Architect:

The Contractor(s):

LOAN MODIFICATION AGREEMENT – EXHIBIT E

EXHIBIT F

CONSENT TO DEMOLITION AGREEMENT

[see attached]

LOAN MODIFICATION AGREEMENT – EXHIBIT F

EXHIBIT G

CONSTRUCTION SCHEDULE

[see attached]

LOAN MODIFICATION AGREEMENT – EXHIBIT G

EXHIBIT H

Borrowing Base Properties

Borrowing Base Properties.  As of the date of the October 2012 Loan Modification Agreement, the Borrowing Base Properties are as follows:

Richardson Heights – (100 South Central Expressway, Richardson, Texas, 75080)

Cooper Street Plaza – (4601 South Cooper Street, Arlington, Texas 76017)

Bent Tree – (17300 Dallas Parkway, Dallas, Texas 75248)

LOAN MODIFICATION AGREEMENT – EXHIBIT H

EXHIBIT I

LAND

[see attached]

LOAN MODIFICATION AGREEMENT – EXHIBIT I

EXHIBIT J

INSURANCE

Borrower shall maintain with responsible insurance companies having at least an A Policyholder’s Rating and a Financial Size Rating of XII by Alfred M. Best Company (or another company approved by Bank) the following:

1.

Hazard Insurance.  Insurance with respect to all insurable Bent Tree Property against loss or damage by fire, lightning, windstorm, explosion, hail, tornado, collapse, riot, riot attending a strike, sprinkler leakage, civil commotion, damage from aircraft and vehicles, and smoke damage and loss or damage from such hazards as are presently included in so called “extended coverage” and against vandalism and malicious mischief and against such other insurable hazards as may be required by Bank for the benefit of Borrower and Bank as named insured and/or loss payees.  The amount of such insurance shall be the full replacement cost of the buildings, improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Mortgaged Property, without deduction for depreciation.  Full replacement cost, as used herein, means, with respect to the buildings and improvements, the cost of replacing the buildings and improvements, exclusive of the cost of excavations, foundations and footings below the first floor slab grade, but including the cost of debris removal, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing same.  Each such policy shall contain a replacement cost endorsement and such other endorsements as are sufficient to prevent Borrower and Bank from becoming a coinsurer with respect to such buildings and improvements.  Such insurance shall be “All-Risk” form.

2.

Builder’s Risk.  All-Risk Builder’s Risk insurance (which may be provided by the Contractor during the construction of the Alamo Improvements although the responsibility to provide such insurance shall remain Borrower’s responsibility) in an amount equal to 100% of the replacement cost of the Alamo Improvements, providing all-risk coverage on the Alamo Improvements and materials stored on the Bent Tree Property and elsewhere, and including collapse, damage resulting from error in design or faulty workmanship or materials, water damage, and permission to occupy, for the benefit of Borrower and Bank as named insured and/or loss payees.

3.

Flood Insurance.  If and to the extent any of the Mortgaged Property is located in a flood hazard area, a federal flood insurance policy in an amount equal to the lesser of the amount of the Loan or the maximum amount available.

4.

Other.  Such other insurance on the Bent Tree Property, or any replacements or substitutions thereof, or additions thereto, and in such amounts as may from time to time be required by Bank against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of the buildings and improvements, or any replacements or substitutions therefor, or additions thereto, and their construction, location, use and occupancy.  Bank may also require Borrower to maintain comprehensive general liability insurance for owners and contractors in amounts and form acceptable to Bank.

5.

Contracts.  With respect to any Contractor performing work in connection with the Alamo Improvements such insurance as Bank shall reasonably require, including, but not limited to, Worker’s Compensation Insurance for statutory limits.

All insurance policies shall be “occurrence” based policies, issued and maintained by Insurers, in amounts, with deductibles, and in form satisfactory to Bank, shall require not less than thirty (30) days’ prior written notice to Bank of any cancellation lapse, expiration, reduction or other change of coverage, and shall provide, if possible, for payment of all costs and expenses incurred by Bank in the event of any contested claim.  Without limiting the discretion of Bank with respect to required endorsements to insurance policies, all such policies for loss or damage to the Bent Tree Property shall contain a standard mortgagee clause (without contribution) naming Bank as mortgagee with loss proceeds payable to Bank.  All such policies also shall provide that the validity and enforceability of such policies will not be affected by, and the proceeds of such policies will be payable to Bank notwithstanding any (i) act, failure to act, or negligence of the insured, (ii) any violation of any warranty, declaration or condition contained in any such policy by the insured, (iii) the occupancy or use of the Bent Tree Property for purposes more hazardous than permitted by the terms of the policy, (iv) the exercise of the power of sale or any foreclosure or other action or proceeding taken by Bank pursuant to the Loan Documents, or (v) any change in title to or ownership of the Bent Tree Property.  In the case of policies of “extended coverage” insurance carried by a lessee of the Bent Tree Property for the benefit of Borrower, Borrower will upon request of Bank cause such policies to be endorsed to provide for payment of proceeds to Bank as its interests may appear.

LOAN MODIFICATION AGREEMENT – EXHIBIT J